Vanguard Convertible Securities Fund

Supplement to the Statement of Additional Information Dated March 24, 2010

In the Description of the Trust section, under “Service Providers,” the following text replaces similar text:

Custodian. State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111, serves as the Fund’s custodian. The custodian is responsible for maintaining the Fund’s assets, keeping all necessary accounts and records of Fund assets, and appointing any foreign sub-custodians or foreign securities depositories.

© 2010 The Vanguard Group, Inc. All rights reserved.

Vanguard Marketing Corporation, Distributor.     SAI082 102010